Exhibit 10.1

[Execution]

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, dated December 31, 2010 (this “Amendment No. 1”), is by and among Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (New England), in its capacity as agent (in such capacity, “Agent”) for the Lenders (as hereinafter defined), the parties to the Loan Agreement (as hereinafter defined) as lenders (each individually an “Existing Lender” and collectively, “Existing Lenders”), Nu Horizons Electronics Corp., a Delaware corporation (“Administrative Borrower”); NIC Components Corp., a New York corporation (“NIC”); Nu Horizons International Corp., a New York corporation (“International”); Razor Electronics, Inc., a New York corporation (“RAZ”); Titan Supply Chain Services Corp., a New York corporation (“TUS”, and together with Administrative Borrower, NIC, International, and RAZ, individually each a “US Borrower” and, collectively, “US Borrowers”), Nu Horizons Electronics Limited, a company incorporated in England and Wales with registration number 02181478 (“NEE-UK”), NIC Components Europe Limited, a company incorporated in England and Wales with registration number 03495816 (“NIC-UK”, and together with NEE-UK, individually each a “UK Borrower” and, collectively, “UK Borrowers” and together with US Borrowers, each individually, a “Borrower” and collectively, “Borrowers”), Nu Horizons Electronics Asia Pte Ltd, a company organized under the laws of Singapore (“Nu Horizons Asia”), NIC Components Asia Pte Ltd, a company incorporated under the laws of Singapore (“NIC Asia”), Titan Supply Chain Services Pte Ltd, a company organized under the laws of Singapore (“TSA”), Nu Horizons Electronics Europe Limited, a company incorporated in England and Wales with registration number 03507689 (“NU-UK”), Titan Supply Chain Services Limited, a company incorporated in England and Wales with registration number 04930783 (“TSE”), NuXchange B2B Services, Inc., a Delaware corporation (“NUX” and together with NU-UK, Nu Horizons Asia, NIC Asia, TSA, and TSE, each individually, a “Guarantor” and collectively “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated June 28, 2010, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists and is amended and supplemented pursuant hereto, the “Loan Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement);

WHEREAS, Administrative Borrower, Arrow Electronics, Inc. (“Arrow”) and Neptune Acquisition Corporation, Inc. (“Neptune”) entered into a Agreement and Plan of Merger, dated as of September 19, 2010, (as amended from time to time, the “Merger Agreement”), pursuant to which the parties intend to consummate the Arrow Transaction (as defined herein);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to amend certain provisions of the Loan Agreement as set forth herein, and Agent and Lenders are willing to agree to such requests on the terms and subject to the conditions set forth herein;

WHEREAS, by this Amendment No. 1, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Definitions.

(a)           Additional Definitions.  As used herein, the following terms shall have the meanings given to them below and the Loan Agreement is hereby amended to include, in addition and not in limitation, the following definitions:

(i)    “Amendment No. 1” shall mean Amendment No. 1 to Loan and Security Agreement, dated December 31, 2010, by and among Borrowers, Guarantors and Agent, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii)   “Arrow Transaction” shall mean the merger of Administrative Borrower with and into Neptune as contemplated by the Merger Agreement.

(iii)  “Arrow Transaction Notice” shall mean a notice from Administrative Borrower to Agent substantially in the form of Exhibit A hereto, which notice shall set forth the Borrowers’ intention to terminate the Loan Agreement and the other Loan Documents upon the consummation of the Arrow Transaction.

(b)           Interpretation.  For purposes of this Amendment No. 1, all terms used herein that are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 1.

2.             Events of Default.  Section 12.1(p) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(p)  any Change of Control shall occur; provided, that, there shall be no Default or Event of Default pursuant to this clause (p) if all of the following occur (i) such Change of Control occurs in accordance with the consummation of the Arrow Transaction pursuant to the Merger Agreement, (ii) at least one (1) Business Day prior to the occurrence of such Change of Control, Agent has received an Arrow Transaction Notice from the Administrative Borrower, (iii) such Change of Control occurs on

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or before January 5, 2011, and (iv) all of the Obligations of Borrowers owing to Agent and Lenders under the Loan Documents are satisfied in full and the Loan Documents are terminated in accordance with Section 16.1(a) hereof and the Termination Agreement, substantially in form and substance annexed on Exhibit B of Amendment No. 1 is executed and delivered and the conditions precedent set forth therein are satisfied in full to the satisfaction of Agent within one (1) Business Day after the occurrence of said Change of Control;”

3.             Term.  Section 16.1(a) of the Loan Agreement is hereby amended by deleting the second sentence thereof and replacing it with the following “In addition, (i) Borrowers may terminate this Agreement at any time (A) upon ten (10) days prior written notice to Agent (which notice shall be irrevocable) or (B) upon less than ten (10) days prior written notice to Agent (which notice shall be irrevocable), in connection with the consummation of the Arrow Transaction, provided, that, the Administrative Borrower shall have delivered an Arrow Transaction Notice to Agent at least one (1) Business Day prior to terminating this Agreement and (ii) Agent may, at its option, and shall at the direction of Required Lenders, terminate this Agreement at any time on or after an Event of Default.”

4.             Representations and Warranties.  Borrowers hereby represent and warrant to Agent and Lenders as follows:

(a)           no Default or Event of Default exists or has occurred and is continuing;

(b)           this Amendment No. 1 has been duly authorized, executed and delivered by all necessary action on the part of each Borrower and, if necessary, their respective equity holders and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers contained herein constitute legal, valid and binding obligations of each of the Borrowers, enforceable against them in accordance with their terms; and

(c)           the execution, delivery and performance of this Amendment No. 1 (i) are all within each Borrower’s corporate powers and (ii) are not in contravention of law or the terms of any Borrower’s certificate or articles of incorporation, bylaws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower is a party or by which any Borrower or its property are bound.

5.             Conditions Precedent.  The amendments contained herein shall only be effective upon the receipt by the Agent of counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrowers and the Required Lenders.

6.             No New Borrowings.  The Borrowers, the Required Lenders and the Agent hereby agree that, notwithstanding any provisions to the contrary contained in the Loan Agreement, upon and after delivery of a Arrow Transaction Notice by the Administrative Borrrower to the Agent, the Borrowers shall not make any requests for any Loans or issuance of

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any Letters of Credit and Agent, Issuing Bank and Lenders shall have no obligation to honor any such request.

7.             Effect of this Amendment.  Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Loan Agreement are intended or implied and Borrowers shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment No. 1 or with respect to the subject matter of this Amendment No. 1.  To the extent of conflict between the terms of this Amendment No. 1 and the other Loan Documents, the terms of this Amendment No. 1 shall control.  The Loan Agreement and this Amendment No. 1 shall be read and construed as one agreement.

8.             Governing Law.  The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

9.             Binding Effect.  This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

10.          Entire Agreement.  This Amendment No. 1 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

11.          Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.

12.          Counterparts.  This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1.  Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 1, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 1.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO CAPITAL FINANCE, LLC, successor by merger to Wachovia Capital Finance Corporation (New England), as Agent, on behalf of itself and Required Lenders

By:	/s/ Marc J. Breir

Title:	Senior Vice President

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[Amendment No. 1 to Loan and Security Agreement]

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BORROWERS:

NU HORIZONS ELECTRONICS CORP.

By:	/s/ Kurt Freudenberg
Title:	EVP – Finance & CFO

NIC COMPONENTS CORP.

By:	/s/ Kurt Freudenberg
Title:	VP &CFO

NU HORIZONS INTERNATIONAL CORP.

By:	/s/ Kurt Freudenberg
Title:	VP & CFO

RAZOR ELECTRONICS, INC.

By:	/s/ Kurt Freudenberg
Title:	VP & CFO

TITAN SUPPLY CHAIN SERVICES, CORP.

By:	/s/ Kurt Freudenberg
Title:	VP & CFO

NU HORIZONS ELECTRONICS LIMITED

By:	/s/ Kurt Freudenberg
Title:	VP & CFO

NIC COMPONENTS EUROPE LIMITED

By:	/s/ Kurt Freudenberg
Title:	VP & CFO

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[Amendment No. 1 to Loan and Security Agreement]

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GUARANTORS:

NU HORIZONS ELECTRONICS ASIA PTE LTD

By:	/s/ Kurt Freudenberg
Title:	Chief Financial Officer

NIC COMPONENTS ASIA PTE LTD

By:	/s/ Kurt Freudenberg
Title:	Chief Financial Officer

NU HORIZONS ELECTRONICS EUROPE LIMITED

By:	/s/ Kurt Freudenberg
Title:	VP & CFO

NUXCHANGE B2B SERVICES, INC.

By:	/s/ Kurt Freudenberg
Title:	VP & CFO

TITAN SUPPLY CHAIN SERVICES LIMITED

By:	/s/ Kurt Freudenberg
Title:	VP & CFO

TITAN SUPPLY CHAIN SERVICES PTE LTD

By:	/s/ Kurt Freudenberg
Title:	Authorized Person

[Amendment No. 1 to Loan and Security Agreement]

Exhibit A

to

Amendment No. 1 to Loan and Security Agreement

Form of Arrow Transaction Notice

See attached.

Arrow Transaction Notice

To:          Wells Fargo Capital Finance, LLC, as Agent
12 East 49th Street
New York, New York 10017

Ladies and Gentlemen:

I, Kurt Freudenberg, the Executive Vice President - Finance and Chief Financial Officer of Nu Horizons Electronics Corp., a Delaware corporation (“Administrative Borrower”) hereby certify to you as follows:

1.             I am the duly elected Executive Vice President - Finance and Chief Financial Officer of Administrative Borrower, and do hereby deliver this Arrow Transaction Notice on behalf of Administrative Borrower, the other Borrowers and Guarantors.  Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan and Security Agreement, dated June 28, 2010, by and among Wells Fargo Capital Finance, LLC, as agent for the financial institutions party thereto as lenders (in such capacity, “Agent”) and the financial institutions party thereto as lenders (collectively, “Lenders”), Borrowers and Guarantors (as such Loan and Security Agreement may be amended, modified or supplemented, from time to time, the “Loan Agreement”).

2.             Borrowers’ intend to terminate the Loan Agreement and the other Loan Documents in accordance with the terms of the Loan Agreement upon consummation of the Arrow Transaction; and

3.             the Borrowers anticipate the completion of the Arrow Transaction and terminate the Loan Agreement and other Loan Documents in accordance with the terms of the Loan Agreement on or about January 3, 2011.

The foregoing certifications are made and delivered this day of December 31, 2010.

Very truly yours,

NU HORIZONS ELECTRONICS CORP.

By:

Title:

Exhibit B

to

Amendment No. 1 to Loan and Security Agreement

Termination Agreement

See attached.

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[Execution]

TERMINATION AGREEMENT

January 3, 2011

Nu Horizons Electronics Corp.

70 Maxess Road

Melville, New York 11747

Attention: Kurt Freudenberg, Chief Financial Officer

Dear Mr. Freudenberg:

This Termination Agreement (“Agreement”) refers to the financing arrangements by and among Wells Fargo Capital Finance, LLC, successor by merger to Wachovia Capital Finance Corporation (New England), in its capacity as agent (in such capacity, “Existing Agent”) for the Existing Lenders (as hereinafter defined), the parties to the Loan Agreement (as hereinafter defined) as lenders (each individually an “Existing Lender” and collectively, “Existing Lenders”), Nu Horizons Electronics Corp., a Delaware corporation (“Administrative Borrower”); NIC Components Corp., a New York corporation (“NIC”); Nu Horizons International Corp., a New York corporation (“International”); Razor Electronics, Inc., a New York corporation (“RAZ”); Titan Supply Chain Services Corp., a New York corporation (“TUS”, and together with Administrative Borrower, NIC, International, and RAZ, individually each a “US Borrower” and, collectively, “US Borrowers”), Nu Horizons Electronics Limited, a company incorporated in England and Wales with registration number 02181478 (“NEE-UK”), NIC Components Europe Limited, a company incorporated in England and Wales with registration number 03495816 (“NIC-UK”, and together with NEE-UK, individually each a “UK Borrower” and, collectively, “UK Borrowers” and together with US Borrowers, each individually, a “Borrower” and collectively, “Borrowers”), Nu Horizons Electronics Asia Pte Ltd, a company organized under the laws of Singapore (“Nu Horizons Asia”), NIC Components Asia Pte Ltd, a company incorporated under the laws of Singapore (“NIC Asia”), Titan Supply Chain Services Pte Ltd, a company organized under the laws of Singapore (“TSA”), Nu Horizons Electronics Europe Limited, a company incorporated in England and Wales with registration number 03507689 (“NU-UK”), Titan Supply Chain Services Limited, a company incorporated in England and Wales with registration number 04930783 (“TSE”), NuXchange B2B Services, Inc., a Delaware corporation (“NUX” and together with NU-UK, Nu Horizons Asia, NIC Asia, TSA, and TSE, each individually, a “Guarantor” and collectively “Guarantors”), as set forth in the Loan and Security Agreement, dated as of June 28, 2010, by and among Borrowers, Guarantors, Existing Agent and Existing Lenders, as heretofore amended (together with all related agreements, documents and instruments, collectively, the “Financing Agreements”) pursuant to which Existing Agent and Existing Lenders have made loans and advances and provided other financial accommodations to Borrowers (the “Loans”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement.

Administrative Borrower has entered into an Agreement and Plan of Merger with Arrow Electronics, Inc. (“Arrow”) and Neptune Acquisition Corp. (“Neptune”) dated as of September 19, 2010 (the “Merger Agreement” and the transaction contemplated thereby, the “Merger”), pursuant to which Administrative Borrower will be merged with and into Neptune with Administrative Borrower continuing as the surviving corporation.  As a result of the Merger, Administrative Borrower will become a wholly-owned subsidiary of Arrow.  Contemporaneous with the consummation of the Merger, (a) the parties will enter into this Agreement and (b) Arrow will remit payment to Existing Agent, in accordance with Paragraph 1 of this Agreement, in full satisfaction of all of the Obligations of the Borrowers and Guarantors under the Financing Agreements.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

1.             Repayment.  Borrowers shall pay or cause to be repaid to Existing Agent, at Borrowers’ cost and expense, on the date hereof by federal funds wire transfer the amount of $26,416,681.04 (the “Payoff Amount”) which reflects the total amount of the Obligations of Borrowers owing to Existing Agent and Existing Lenders under the Financing Agreements on January 3, 2011.  The Payoff Amount shall be sent to:

Wells Fargo Bank, N.A.

420 Montgomery Street

San Francisco, CA

ABA # 121-000-248

Account Name: Wells Fargo Capital Finance, LLC

A/C # 4124923707

Ref: Nu Horizons Payoff

Swift: WFBIUS6S

If the Payoff Amount is not received by Existing Agent by 2:00 p.m. New York City time on January 3, 2011, the condition precedent set forth in Section 6(a) below will not be deemed satisfied.

2.             Releases.

(a)           Upon the satisfaction of the conditions set forth in Section 6 hereof, (i) the Financing Agreements relating to the Loans as among Borrowers, Guarantors, Existing Agent and Existing Lenders pursuant to the Financing Agreements are terminated, cancelled and of no further force and effect (except for those provisions which by their terms expressly survive the termination thereof) and Existing Agent and Existing Lenders shall have no further obligation to make any Loans or any other obligations, duties or responsibilities in connection with the Financing Agreements and (ii) all security interests and liens upon any and all properties and assets of Borrowers and Guarantors heretofore granted or pledged by Borrowers and Guarantors to Existing Agent pursuant to the Financing Agreements are released and terminated.

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(b)           Each Borrower and Guarantor hereby releases, discharges and acquits Existing Agent, Existing Lenders, and their respective officers, directors, agents and employees and its and their respective successors and assigns, from all obligations to any Borrower or Guarantor (and their respective successors and assigns) and from any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of actions, whether in law or in equity, that any Borrower or Guarantor at any time had or has, or that its successors and assigns hereafter can or may have against Existing Agent, Existing Lenders and their respective officers, directors, agents or employees and its and their respective successors and assigns in connection with its Financing Agreements and the transactions arising thereunder through and including the date hereof.

(c)           Existing Agent and each Existing Lender hereby releases, discharges and acquits each Borrower and each Guarantor, and their respective officers, directors, agents and employees and its and their respective successors and assigns, from all obligations to Existing Agent and any Existing Lender (and their respective successors and assigns) and from any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of actions, whether in law or in equity, that Existing Agent and any Existing Lender at any time had or has, or that its successors and assigns hereafter can or may have against any Borrower or any Guarantor and their respective officers, directors, agents or employees and its and their respective successors and assigns in connection with its Financing Agreements and the transactions arising thereunder through and including the date hereof; provided, however, that this Section 2(c) shall not release, limit, impair or otherwise affect the obligations of Borrowers and Guarantors under those provisions of the Financing Agreements that by their terms survive the termination of the Financing Agreements.

3.             Indemnification for Returned Items and Related Expenses.

(a)           Each Borrower and Guarantor agrees jointly and severally to indemnify Existing Agent and Existing Lenders from any and all reasonable losses, costs, damages or expenses (including reasonable attorneys’ fees and legal expenses) which Existing Agent or any Existing Lender may suffer or incur at any time as a result of: (i) any non-payment, claim, refund or dishonor of any checks or other similar items which have been credited by Existing Agent to the account of any Borrower with Existing Agent and (ii) any bookkeeping, accounting or other errors in calculation of any amount to be paid to Existing Agent hereunder requiring an adjustment thereto, together with any reasonable expenses or other charges incident thereto.  In addition, each Borrower and Guarantor agrees, jointly and severally to pay Existing Agent with reasonable promptness on demand all reasonable costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred in connection with this Agreement (including Sections 7, 8, 9 and 10 hereof) and any instruments or documents contemplated hereunder.

(b)           Notwithstanding anything to the contrary contained herein, in no event shall Administrative Borrower, any Borrower or any Guarantor (or any of their respective successors or assigns), be required or obligated to indemnify Existing Agent or Existing Lenders for any losses, costs, damages or expenses (including any attorneys’ fees and legal expenses) suffered or incurred by Existing Agent or Existing Lenders as a result of such party’s gross negligence, willful misconduct or fraud, as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

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4.             Rights in Instruments.  Notwithstanding anything to the contrary contained herein, Existing Agent reserves all of its rights in and to any checks or similar instruments for payment of money heretofore received by Existing Agent in connection with its arrangements with any Borrower or Guarantor, and all of its rights to any monies due or to become due under said checks or similar instruments and/or all of its claims thereon.

5.             Reinstatement.  Notwithstanding anything to the contrary contained herein, in the event any payment made to, or other amount or value received by, Existing Agent or any Existing Lender from or for the account of any Borrower or Guarantor is avoided, rescinded, set aside or must otherwise be returned or repaid by Existing Agent or any Existing Lender whether in any bankruptcy, reorganization, insolvency or similar proceeding involving any Borrower or Guarantor or otherwise, the indebtedness intended to be repaid thereby shall be reinstated (without any further action by any party) and shall be enforceable against each Borrower and Guarantor.  In such event, each Borrower and Guarantor shall be and remain jointly and severally liable to Existing Agent and Existing Lenders for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Existing Agent and Existing Lenders.

6.             Conditions Precedent.  The effectiveness of the termination and release contained in Section 2(a) above and any UCC Financing Statement Amendments providing for the termination of financing statements between Existing Agent, as secured party, and any Borrower or Guarantor, as debtor, or other release documents delivered in connection herewith (and any authorization to file such termination statements or release documents) is subject to and conditioned upon the receipt by Existing Agent of each of the following:

(a)           cash or other immediately available funds in the amount set forth in Section 1 above by 2:00 p.m. New York City time; and

(b)           an original of this Agreement (or a photocopy of an original counterpart of this Agreement by facsimile or other electronic delivery) duly authorized, executed and delivered by the parties hereto.

7.             Documents.  Upon written confirmation from Existing Agent to Administrative Borrower of the satisfaction of the conditions precedent set forth in Section 6 above, Existing Agent shall deliver to Administrative Borrowers (at the Borrowers’ expense):

(a)           those promissory notes and guarantees previously delivered to Existing Agent (as Existing Agent may be able to obtain) each marked “paid in full” or “cancelled” as applicable;

(b)           a release of the Trademark Collateral Assignment and Security Agreement by Administrative Borrower in favor of Existing Agent;

(c)           all stock certificates and stock powers previously delivered by Administrative Borrower or any other Borrower to Existing Agent and such other assignments related thereto as reasonably requested to Administrative Borrower; and

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(d)           deeds of release, satisfactions or similar agreements with respect to grant of a security interest in, and pledge of shares and ownership interests of, each Borrower and each Guarantor incorporated under the laws of England or Singapore.

8.             Termination of Lockboxes.  Upon written confirmation from Existing Agent to Administrative Borrower of the satisfaction of the conditions precedent set forth in Section 6 above, Existing Agent agrees to send written notification, upon the request of Administrative Borrower and at the expense of Borrowers, to any bank or institution with which Existing Agent or any Existing Lender has blocked accounts, lockbox accounts or other arrangements for the receipt or transfer to Existing Agent or such Existing Lender of remittances or proceeds from customers of Borrowers of any of their subsidiaries or affiliates, to the effect that all such arrangements with Existing Agent or Existing Lenders are terminated and to the extent any such arrangements are in effect with Existing Agent or any Existing Lender, such arrangements are hereby terminated.

9.             Authorization to File Termination Statements.  Upon written confirmation from Existing Agent to Administrative Borrower of the satisfaction of the conditions precedent set forth in Section 6 above, any Borrower may file UCC Financing Statement Amendments to terminate all existing financing statements between Existing Agent, as secured party, and any Borrower or Guarantor, as debtor, that are currently filed of record and for which Existing Agent has the recording information.

10.           Further Assurances .  At the request of Administrative Borrower, at Borrowers’ expense, Existing Agent agrees to execute and deliver such other and further documents and instruments reasonably acceptable to Existing Agent, as may be reasonably requested in order to effect or evidence more fully the matters covered hereby.

11.           Governing Law.  The validity, construction and effect of this Agreement shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

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10.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof and submissible into evidence and all of which together shall be deemed to be a single instrument.  Delivery of an executed counterpart of this Agreement by telecopier shall have the same force and effect as delivery of an original executed counterpart of this Agreement.

Very truly yours,

WELLS FARGO CAPITAL FINANCE, LLC, successor by merger to Wachovia Capital Finance Corporation (New England), as Agent

By:

Title:

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NU HORIZONS ELECTRONICS CORP.

By:

Title:

NIC COMPONENTS CORP.

By:

Title:

NU HORIZONS INTERNATIONAL CORP.

By:

Title:

RAZOR ELECTRONICS, INC.

By:

Title:

TITAN SUPPLY CHAIN SERVICES, CORP.

By:

Title:

NU HORIZONS ELECTRONICS LIMITED

By:

Title:

NIC COMPONENTS EUROPE LIMITED

By:

Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

NU HORIZONS ELECTRONICS ASIA PTE LTD

By:

Title:

NIC COMPONENTS ASIA PTE LTD

By:

Title:

NU HORIZONS ELECTRONICS EUROPE LIMITED

By:

Title:

NUXCHANGE B2B SERVICES, INC.

By:

Title:

TITAN SUPPLY CHAIN SERVICES LIMITED

By:

Title:

TITAN SUPPLY CHAIN SERVICES PTE LTD

By:

Title: